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                                                                    EXHIBIT 10.1

                     AMENDMENT NO. 6 AND WAIVER TO AMENDED
                     -------------------------------------
                         AND RESTATED CREDIT AGREEMENT
                         -----------------------------

     This Amendment No. 6 and Waiver to Amended and Restated Credit Agreement (this "Agreement") is entered into as of November 7, 2000, by and among
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Luigino's, Inc., a Minnesota corporation (the "Borrower"), Bank One, NA (f/k/a
                                               --------
The First National Bank of Chicago), individually and as agent ("Agent"), and
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the other financial institutions signatory hereto (the "Lenders").
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                                   RECITALS
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     A.   The Borrower, the Agent and the Lenders are parties to that certain credit agreement dated as of February 4, 1999 (as amended, the "Credit
                                                                ------
Agreement").  Unless otherwise specified herein, capitalized terms used in this
---------
Agreement shall have the meanings ascribed to them in the Credit Agreement.

     B. The Borrower, the Agent and the Lenders wish to amend the Credit Agreement and to waive a Default under the Credit Agreement, all as set forth herein, subject to the terms and conditions set forth below.

     NOW, THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

          1.   Amendment.  Upon the effectiveness hereof pursuant to Section 5
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below, Section 6.27.2 of the Credit Agreement is amended in its entirety to read as follows:

               6.27.2  Interest Coverage Ratio.  As of any Quarterly Measurement
                       -----------------------
          Date, the Interest Coverage Ratio to be less than the ratio specified in the following table for any Quarterly Measurement Date occurring in the specified period:


                         Period                           Ratio
                         ------                           -----

          First fiscal quarter of fiscal year 1999        1.50:1

          Beginning of second fiscal quarter of fiscal    1.00:1
          year 1999 through third Quarterly
          Measurement Date of fiscal year 1999

          Fourth fiscal quarter of fiscal year 1999       0.50:1
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          First fiscal quarter of fiscal year 2000        0.75:1

          Second fiscal quarter of fiscal year 2000       1.25:1

          Third fiscal quarter of fiscal year 2000        1.50:1

          Fourth fiscal quarter of fiscal year 2000       1.50:1

          First fiscal quarter of fiscal year 2001        1.75:1

          Second, third and fourth fiscal quarters of
          fiscal year 2001                                2.25:1

          First fiscal quarter of fiscal year 2002 and
          each fiscal quarter thereafter                  2.50:1

          3.   Waiver.  From and after the Effective Date, the Agent and the
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Lenders hereby waive any Default or Unmatured Event of Default arising out of the failure by the Borrower to maintain a minimum Interest Coverage Ratio for the fiscal quarter ended October 8, 2000 in accordance with Section 6.27.2 of the Credit Agreement.

          4.   Representations and Warranties of the Borrower.  The Borrower
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represents and warrants that:

          (a) the execution, delivery and performance by the Borrower of this Agreement have been duly authorized by all necessary corporate action and this Agreement is a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as the enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally;

          (b) each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof; and

          (c) after giving effect to this Agreement, no Default or Unmatured Default has occurred and is continuing.

          5.   Effective Date.  This Agreement shall be deemed effective as of
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the date hereof subject to (a) the execution and delivery hereof by the
Borrower, the Agent and the Required Lenders (without respect to whether it has been executed and delivered by all Lenders) and (b) the payment by the Borrower to the Agent of an amendment fee, to be divided evenly among the Lenders, in the aggregate amount of $50,000.

          6.   Miscellaneous.
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               (a)  Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purposes.

               (b) This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all counterparts shall constitute one and the same instrument.

          7.   GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
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IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS
PROVISIONS) OF THE STATE OF ILLINOIS BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

          8.   Reference to and Effect Upon the Credit Agreement.
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          (a)  Except as specifically amended above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          (b) The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of the Agent or any Lender under the Credit Agreement or any Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Agreement, each reference in the Credit Agreement to "this Agreement", "hereunder", " hereof", "herein" or words of similar import and each reference to the Credit Agreement in each Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

                           [signature page follows]

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          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.

                              LUIGINO'S, INC.

                              By: /s/ Ronald O. Bubar
                                  ----------------------------------------------

                              Its: Chief Financial Officer
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                              BANK ONE, NA (f/k/a THE FIRST NATIONAL BANK OF
                              CHICAGO),
                              individually and as Agent

                              By: /s/ Lisa Whatley
                                  ----------------------------------------------

                              Its: Vice President
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                              U.S. BANK NATIONAL ASSOCIATION (f/k/a FIRST BANK
                              NATIONAL ASSOCIATION)

                              By: /s/ William Umscheid
                                  ----------------------------------------------

                              Its: Vice President
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